Exhibit 10(a)
Loan No. C-331971
         C-332344

                              MASTER LOAN AGREEMENT


         THIS MASTER LOAN AGREEMENT, made as of the 6th day of December, 2001, between KOGER EQUITY, INC., a Florida corporation, 433 Plaza Real, Suite 335, Boca Raton, Florida 33432, herein called "Borrower" or "Mortgagor," and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 East Wisconsin Avenue, Milwaukee, WI 53202, herein called "Lender" or "Mortgagee."

                                   WITNESSETH


         WHEREAS, Lender has loaned to Borrower under four separate promissory notes, the aggregate sum of $235,000,000.00 (the "Loan"), evidenced by (i) the Tranche A Promissory Note dated as of December 16, 1996 executed by Mortgagor for the principal sum of ONE HUNDRED MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2007 and with interest as therein expressed and amended September 30, 1997, May 1, 1998, and which is being amended concurrently herewith; (ii) the Tranche B Promissory Note dated as of December 16, 1996 executed by Mortgagor for the principal sum of EIGHTY-NINE MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2009 and with interest as therein expressed, which was amended August 11, 2000 and which is being amended concurrently herewith; (iii) the Tranche C Promissory Note dated as of September 2, 1999 executed by Mortgagor for the principal sum of FOURTEEN MILLION SEVEN HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2007 and with interest as therein expressed and which is being amended concurrently herewith; and (iv) the Tranche D Promissory Note dated as of September 2, 1999 executed by Mortgagor for the principal sum of THIRTY MILLION THREE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2009 and with interest as therein expressed and which is being amended concurrently herewith (the Tranche A Promissory Note, the Tranche B Promissory Note, the Tranche C Promissory Note, and the Tranche D Promissory Note, as such instruments may be amended, restated, renewed and extended, are hereinafter collectively referred to as the "Notes");

         WHEREAS, The Notes are secured by office buildings and unimproved sites located in various counties and states, evidenced by lien instruments of record as follows:

          (i) Master Lien Instrument Mortgage and Security Agreement dated December 19, 1996 securing the Notes; counterparts of which have been recorded in (a) Official Records Book 8507, page 1224 of the public records of Duval County, Florida; (b) Official Records Book 1969, page 356 of the public records of Leon County, Florida; (c) Official Records Book 5173, page 333 of the public records of Orange County, Florida; (d) Official Records Book 9559, page 1088 of the public records of Pinellas County, Florida; (e) as Instrument Number GG7415 in the public records of Shelby County, Tennessee and that certain Deed of Trust and Security Agreement dated August 18, 1997 recorded as Instrument Number GV2951 in the public records of Shelby County, Tennessee;
               (f) Greenville County, South Carolina; (g) El Paso County, Texas;
               (h) Bexar County, Texas; and (i) Travis County, Texas; and

          (ii) Master Lien Instrument Mortgage and Security Agreement dated September 2, 1999 securing the Notes, counterparts of which have been recorded (a) in Official Records Book 9409, page 1320 of the public records of Duval County, Florida; (b) in Official Records Book R2295, page 932 of the public records of Leon County, Florida; (c) in Official Records Book 5838, page 71 of the public records of Orange County, Florida; (d) in Official Records book 10670, page 1 of the public records of Pinellas County, Florida;
               (e) as Instrument Number JS4479 in the public records of Shelby County, Tennessee; (f) in the public records of Greenville County, South Carolina; (g) El Paso County, Texas; and (h) Travis County, Texas; and

          (iii) IDB Deed of Trust and Security Agreement dated September 2, 1999 executed by The Industrial Development Board of the City of Memphis and County of Shelby and Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS4481 in the public records of Shelby County, Tennessee, and Leasehold Deed of Trust and Security Agreement dated September 2, 1999 executed by Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS 4480 in the public records of Shelby County, Tennessee.

The foregoing instruments in (i) and (ii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "Existing Lien Instruments." The foregoing instruments in (iii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "IDB Lien Instruments";

         WHEREAS, the Loan Documents (as defined in the Lien Instruments (as defined below)) provide for release and substitution of security; and, at the request of Mortgagor, Mortgagee has previously released certain security and has agreed to release additional security and to accept certain other properties (individually and collectively, the "New Security") in substitution therefor (the "Transaction"). Specifically, on August 11, 2000 Lender released its mortgage lien on Projects in El Paso, El Paso County, Texas, referred to collectively and shown on Schedule 1 hereto as "El Paso Park." Furthermore, Lender has agreed to release the Properties shown on Schedule 1 hereto as Austin Office Park, Greenville Roper Office Park, Greenville Roper-Dillon Office Park, and San Antonio West Office Park. Lender has agreed to accept in substitution for all the aforedescribed released properties a total of 13 Projects described on Schedule 2 hereto which comprise the New Security for the Transaction;

         WHEREAS, concurrently with closing the releases and substitutions, Mortgagor and Mortgagee have agreed (1) to create this Master Loan Agreement containing terms and conditions governing future releases and substitutions, which will facilitate Mortgagor's ability to release and substitute property and will comprehensively identify the property which is the collateral for the Notes, (2) in the case of New Security located in counties not covered by the Existing Lien Instruments, Mortgagor will grant Mortgagee first liens on the New Security by execution, delivery and recordation of new lien instruments ("New Lien Instruments"), (3) in the case of New Security located in the same counties as some of the existing security, Mortgagor will grant Mortgagee first liens on the New Security by spreading the liens and effects of the applicable Existing Lien Instruments to the New Security and (4) to consolidate the Existing Lien Instruments in each applicable county and amend and restate them as described below, to amend and restate the IDB Lien Instruments as described below and amend certain of the other Loan Documents to incorporate the aforedescribed changes, as necessary;


         WHEREAS, the Existing Lien Instruments and IDB Lien Instruments are being consolidated, restated, amended and/or spread by the following, each dated of even date herewith:

     (i) Consolidation, Amendment and Restatement of Mortgage and Security Agreement and Spreader Agreement to be recorded in Pinellas County, Florida;

     (ii) Consolidation, Amendment and Restatement of Mortgage and Security Agreement and Spreader Agreement to be recorded in Duval County, Florida;

     (iii) Consolidation, Amendment and Restatement of Mortgage and Security Agreement and Spreader Agreement to be recorded in Orange County, Florida;

     (iv) Consolidation, Amendment and Restatement of Mortgage and Security Agreement to be recorded in Leon County, Florida;

     (v) Consolidation, Amendment and Restatement of Deed of Trust and Security Agreement to be recorded in Shelby County, Tennessee;

     (vi) Amendment and Restatement of IDB Deed of Trust and Security Agreement to be recorded in Shelby County, Tennessee;

     (vii) Amendment and Restatement of Leasehold Deed of Trust and Security Agreement to be recorded in Shelby County, Tennessee.

         WHEREAS, Borrower is also executing and delivering to Lender the following New Lien Instruments, each dated of even date herewith:

     (i) Deed to Secure Debt and Security Agreement to be recorded in DeKalb County, Georgia;

     (ii) Deed to Secure Debt and Security Agreement to be recorded in Gwinnett County, Georgia; and

     (iii) Mortgage and Security Agreement to be recorded in Seminole County, Florida.

The Existing Lien Instruments, IDB Lien Instruments and New Lien Instruments, as they are concurrently being, and as they may be further, consolidated, amended, modified, spread, extended or restated from time to time, are each referred to as a "Lien Instrument" and collectively as the "Lien Instruments."

         NOW THEREFORE, in consideration of the above and for other good and valuable consideration, Borrower and Lender hereby agree as follows:

1.       General Definitions.
         -------------------

"Project" means each of the buildings or unimproved sites constituting a portion of the security for the Notes pursuant to one of the Lien Instruments, as generally described on Schedule 3 attached hereto (Schedule 3 may be amended from time to time to reflect subsequent releases and substitutions of security).

"Pool" means any one of the pools of Projects (A, B, C or D) shown on Schedule 3 attached hereto, as said Schedule may be amended from time to time.

"Pool A Projects," "Pool B Projects," "Pool C Projects," and "Pool D Projects" means the applicable group of Projects so classified on Schedule 3 attached hereto, as said Schedule may be amended from time to time.

"Properties" means all of the Projects.

"Valuation" means the amount mutually agreed to by Mortgagor and Mortgagee or, if such parties do not so mutually agree, upon the following appraisal procedure which shall be initiated by Mortgagor by giving written notice to Mortgagee which shall include its designation of an appraiser (the "First Appraiser"). Within twenty (20) days after the service of the notice designating the First Appraiser, Mortgagee shall give written notice to Mortgagor designating the second appraiser (the "Second Appraiser"). If the Second Appraiser is not so designated within the time above specified, the appointment of the Second Appraiser shall be made in the same manner as is hereinafter provided for the appointment of the third appraiser (the "Third Appraiser") in the event the First and Second Appraisers are unable to agree upon the Third Appraiser. The First and Second Appraisers so designated or appointed shall meet within ten
(10) days after the Second Appraiser is appointed, and if, within thirty (30) days after the Second Appraiser is appointed, the First and Second Appraisers do not agree upon the Valuation, they shall appoint a Third Appraiser who shall be a competent and impartial person. In the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the Third Appraiser shall be selected by Mortgagee and Mortgagor if they can agree thereon within a further period of fifteen (15) days. If the parties do not agree, or if for any reason the three appraisers have not been chosen within fifteen (15) days after the expiration of the fifteen (15) day period referred to in the immediately preceding sentence, either the Mortgagee or Mortgagor, on behalf of both, may request such appointment by the presiding Judge of the United States District Court for the District in which the Project is located. In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as herein before provided for the appointment of such appraiser so failing, refusing or being unable to act. Mortgagor shall pay the fees and expenses of all appraisers. Any appraiser designated to serve in accordance with the provisions of this Agreement shall be qualified to appraise the type of property being appraised in the County and State in which the Project in question is located, shall be a member of the Appraisal Institute (or any successor association or body of comparable standing if such Institute is not then in existence) and shall have been actively engaged in the appraisal of real estate in the County (set forth above) for a period of not less than ten (10) years immediately preceding its appointment. The Appraisers shall determine the Valuation, provided, however, no value shall be attributed to good will. The Appraisers may employ such independent counsel and accountants, unaffiliated with Mortgagee or Mortgagor as any two of the three appraisers shall determine to be necessary or advisable to assist them in carrying out their duties hereunder. The fees and expenses of such counsel and accountants shall be borne by Mortgagor. A decision joined in by two of the three appraisers shall be the decision of the appraisers. In the event no two appraisers can agree, the decision of the Third Appraiser shall be conclusive. After reaching a decision, the appraisers shall give written notice thereof to Mortgagee and Mortgagor.

2. Financial Covenants. The Borrower covenants that so long as the Notes are outstanding, it will satisfy the following financial benchmarks to be tested quarterly:

Interest Charges Coverage Ratio. Borrower will not, at any time, permit the Interest Charges Coverage Ratio to be less than 1.5 to 1.

Maintenance of Consolidated Debt. Borrower will not at any time permit Consolidated Debt to exceed sixty percent (60%) of Consolidated Total Capitalization determined as of the most recently ended fiscal quarter of Borrower.

Consolidated Net Worth. Borrower will not, at any time, permit Consolidated Net Worth to be less than two hundred fifty million dollars ($250,000,000).

Financial Covenant Definitions:

"Building Capital Expenditures" will be computed by multiplying $1.75 (the "Dollar Multiplier") times the total net rentable square feet in the buildings owned by Borrower at the end of the quarterly period being tested, using a similar measurement as used for computing the net rentable square feet reported in the December 31, 1995 annual financial statements of Borrower. On the first day of January, 1998 and annually thereafter, the Dollar Multiplier used in such calculation shall be increased by 3% over the amount of the Dollar Multiplier in effect for the immediately preceding calendar year.

"Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

"Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

"Consolidated Cash Flow" means, in respect of any rolling twelve month period, the sum of (a) Consolidated Income Available for Interest Charges for such period and (b) the amount of all depreciation and amortization allowances and other non-cash expenses of Borrower and its Subsidiaries but only to the extent deducted in the determination of Consolidated Net Income for such period, less Building Capital Expenditures.

"Consolidated Debt" means, as of any date of determination, the total of all Debt of Borrower and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of Borrower and its Subsidiaries in accordance with GAAP.

"Consolidated Income Available for Interest Charges" means, with respect to any rolling twelve month period, Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of Interest Charges.

"Consolidated Net Income" means, with reference to any rolling twelve month period, the net income (or loss) excluding any non-recurring items of Borrower and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of Borrower and its Subsidiaries in accordance with GAAP.

"Consolidated Net Worth" means, at any time,

         (a) the total assets of Borrower and its Subsidiaries which would be shown as assets on a consolidated balance sheet of Borrower and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus

         (b) the total liabilities of Borrower and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of Borrower and its Subsidiaries as of such time prepared in accordance with GAAP, and

         (c) the net book amount of all assets of Borrower and its Subsidiaries (after deducting any reserves applicable thereto) which would be shown as intangible assets on a consolidated balance sheet of Borrower and its Subsidiaries as of such time prepared in accordance with GAAP.

"Consolidated Total Capitalization" means, at any time, the sum of Consolidated Net Worth and Consolidated Debt.

"Debt" means, with respect to any Person, without duplication,

         (a)      its liabilities for borrowed money;

         (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

         (c)      its Capital Lease Obligations;

         (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

         (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.


Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

"Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing (whether by reason of being a general partner of a partnership or otherwise) any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

     (a) to purchase such indebtedness or obligation or any property constituting security therefor;

     (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

     (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

"Interest Charges" means, with respect to any rolling twelve month period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of Borrower and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of Borrower and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period

"Interest Charges Coverage Ratio" means, at any time, the ratio of (a) Consolidated Cash Flow for any rolling twelve month period ending on, or most recently ended prior to, such time to (b) Interest Charges for such rolling twelve month period.

"Person" means an individual, partnership, corporation, limited liability Borrower, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

"Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of Borrower or to Koger Realty Services, Inc.

A violation of any of the above will constitute a default under the Loan.

3. Partial Releases. Upon written request from Borrower, Lender will release from the applicable Lien Instrument either the specific Projects located in Pool A and/or Pool C designated by Borrower in the case of the Tranche A Promissory Note and the Tranche C Promissory Note, or the specific Projects located in Pool B and/or Pool D designated by Borrower in the case of the Tranche B Promissory Note and the Tranche D Promissory Note, provided there is then no default in any of the Loan Documents and subject to satisfaction of the following conditions:

          1) Borrower has prepaid fifty percent (50%) of the principal of the Tranche A and Tranche C Promissory Note, or the Tranche B and Tranche D Promissory Note, as permitted pursuant to the First Partial Prepayment (as defined in the Notes) and/or the Second Partial Prepayment (as defined in the Notes);

          2) No other Project (other than in connection with a Substitution hereunder) in such Pool has been released;

          3) Remaining Projects securing the Notes have a debt service coverage of not less than 1.4 for the Indebtedness.

          4) The Valuation of the Projects being released from a particular Pool does not exceed 33-1/3% of the amount of the Valuation of all Projects in said Pool.

          5) Remaining Projects shall not be deprived of public access to roads or the use of any utilities, water, sanitary and storm sewers by reason of such release.

4. Full Release. Upon payment in full of the Tranche A Promissory Note and the Tranche C Promissory Note (including the applicable prepayment fee described therein), the Pool A and Pool C Projects will be released from the lien of the Lien Instruments and, upon payment in full of the Tranche B Promissory Note and the Tranche D Promissory Note (including the applicable prepayment fee described therein), the Pool B and Pool D Projects will be released from the lien of the Lien Instruments.

5. Property Substitution. Provided there is then no default under any Loan Document and upon prior written request from Borrower, Lender shall not withhold its consent to the addition of one of more properties (the "Substituted Project") and concurrent release of one or more Projects for which it/they is/are substituted ("Substitution") provided:

          (i) the Project to be released and the Substituted Project are office projects containing at least 200,000 square feet of rentable area; provided, however, in the case of Projects to be released which are located in the Orlando Central Office Park (22 Projects) or the Tallahassee-Apalachee Office Park (14 Projects), all Projects in either of said office parks must be released concurrently in the same transaction;

          (ii) the Substituted Project is of equal or higher Valuation than the Project being released;

          (iii) the Substituted Project is at least 90% leased with net rents equal to or greater than the net rents of the Project being withdrawn;

          (iv) Borrower has the same ownership interest in the Substituted Project as in the Project to be released;

          (v) the Substituted Project satisfies all of the conditions of the Notes C and D Loan Commitment (as defined in the Lien Instrument) which would have been satisfied if the Substituted Project were part of the original Loan security;

          (vi) remaining Projects shall not be deprived of public access to roads or the use of any utilities, water, sanitary and storm sewers as a result of such Substitution;

          (vii) from and after November 1, 2001, only one more Substitution will be permitted;

          (viii) the request for the Substitution is made prior to the last two
               (2) years of the term of (i) the Tranche A or Tranche C Promissory Note in the case of a Pool A Project or a Pool C Project and (ii) the Tranche B or Tranche D Promissory Note in the case of a Pool B Project or a Pool D Project.

If Borrower shall make a Substitution, Lender shall be paid a fee equal to (i) ..50% of the Valuation of the Project being released if the Project being withdrawn is located in the Orlando Central Business Park in Orlando, Florida, or (ii) .75% of the Valuation of the Project being released for any other Project being withdrawn. At the time of the Substitution, no modification of the interest rate or repayment terms of the Note will be required.

6. Governing Law. This Agreement shall be governed by the laws of the State of Florida.

7. Survival. Borrower and Lender confirm and agree that the provisions of this Master Loan Agreement expressly survive the closing of the Substitution and the consolidation, amendment and restatement of the Lien Instruments and shall continue in full force and effect as if such provisions were set forth in full in the Loan Documents entered into at the time of the original advances of Loan proceeds.

         IN WITNESS WHEREOF, this instrument has been executed by Borrower and Lender as of the day and year first above written.

                    KOGER EQUITY, INC., a Florida corporation

                                            By:  s/Thomas Brockwell
                                                 -------------------------------

                                            Its:  Vice President
                                                 -------------------------------

                       (signatures continued on next page)

                    (signatures continued from previous page)

                                          THE NORTHWESTERN MUTUAL LIFE
                                          INSURANCE COMPANY, a Wisconsin
                                          corporation

                                          By: Northwestern Investment Management
                                              Company, LLC, a Delaware limited
                                              liability company, its wholly
                                              owned affiliate and authorized
                                              representative

                                          By: s/Robert M. Ruess
                                              ----------------------------------
                                              Robert M. Ruess, Managing Director

                                          Attest: s/Daniel C. Knuth
                                                  ------------------------------
(corporate seal)                            Daniel C. Knuth, Assistant Secretary





                                   SCHEDULE 1
                            List of Released Projects

Project Name/Location             Street Address                           City, State, Zip                   County
           Building Name

Pool A:
---------------------------------------------------------------------------------------------------------------------------
San Antionia West
          Kogerama
          Koger
          Royal
          Finesilver
          San Jacinto
          Woodcock
          Austin
          Brazos
          Lamar
          Midland
          Sabine
          Goliad
          Garner
          Fannin
          Bowie
          Burnet
          Carson
          Beaumont
          Abilene
          Houston
          Brownwood
          Bonham
          Plaza
          Borden
          Amistad
          Trinity



---------------------------------------------------------------------------------------------------------------------------

Pool B:
---------------------------------------------------------------------------------------------------------------------------
El Paso Park
          Chaparral
          Presidio
          Kogerama
          Los Arcos
          Koger
          Mesa
          Pershing West
          Pershing East
          Madrid
          Los Picos
          Carlsbad
          Lima
          Brownsville
          Pioneer

Austin Office Park
          Hubbard
          Buchanan
          Medina
          Livingston
          Colorado
          Cross
          Whitney
          Proctor
          Benbrook
          Meredith
          Bridgeport
          Travis

Greenville Roper
          Chesterfield
          Anderson
          Barnwell
          Laurens
          Marion
          Sumter
          Darlington
          Dorchester
---------------------------------------------------------------------------------------------------------------------------

Pool C:
---------------------------------------------------------------------------------------------------------------------------
none
---------------------------------------------------------------------------------------------------------------------------

Pool D:
---------------------------------------------------------------------------------------------------------------------------
Greenville Roper
          Dillon
---------------------------------------------------------------------------------------------------------------------------





                                   SCHEDULE 2
                      New Security for 12/2001 Transaction
Project Name/Location             Street Address                           City, State, Zip                   County
           Building Name

Pool A:
---------------------------------------------------------------------------------------------------------------------------
Atlanta - Perimeter Park                                                                                      DeKalb
          Lincoln Parkway         1455 Lincoln Parkway                     Atlanta, Georgia 30346

Orlando - Lake Mary                                                                                           Seminole
            Primera I             610 Crescent Executive                   Orlando, Florida 32746
            Primera II            615 Crescent Executive                   Orlando, Florida 32746
---------------------------------------------------------------------------------------------------------------------------

Pool B:
---------------------------------------------------------------------------------------------------------------------------
Atlanta - Gwinett Place                                                                                       Gwinnett
          Clarkson                3550 Koger Boulevard                     Atlanta, Georgia 30096
          Duluth                  11501 Koger Boulevard                    Atlanta, Georgia 30096
          Gwinett                 3575 Koger Boulevard                     Atlanta, Georgia 30096

Jacksonville, Florida - JTB                                                                                   Duval
            Windsor-Landstar      13410 Sutton Park Drive                  Jacksonville, Florida 32256
            Carlton               5011 Gate Pkwy, Bld. 100                 Jacksonville, Florida 32256
            Collier               5011 Gate Pkwy, Bld.200                  Jacksonville, Florida 32256
            Deerwood Park         7596 Centurion Parkway                   Jacksonville, Florida 32256

Orlando University                                                                                            Orange
          Dover                   11301 Corporate Boulevard                Orlando, Florida 32818

St. Petersburg, Florida                                                                                       Pinellas
           Pasco                  805 Executive Center Drive North         St. Petersburg, Florida 33702

---------------------------------------------------------------------------------------------------------------------------

Pool C:
---------------------------------------------------------------------------------------------------------------------------
none
---------------------------------------------------------------------------------------------------------------------------

Pool D:
---------------------------------------------------------------------------------------------------------------------------
Orlando University                                                                                            Orange
          Rosemont                11315 Corporate Blvd.                    Orlando, Florida 32817
---------------------------------------------------------------------------------------------------------------------------

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

                                   SCHEDULE 3
               List of Projects After Closing 12/2001 Transaction

Project Name/Location              Street Address                             City, State, Zip                    County
           Building Name

Pool A:
--------------------------------------------------------------------------------------------------------------------------------
Memphis, Tennessee                                                                                                Shelby
           Oakridge                8000 Centerview Parkway                    Cordova, Tennessee 38018
           Parkway                 8001 Centerview Parkway                    Cordova, Tennessee 38018
           Gainsborough            65 Germantown Court                        Cordova, Tennessee 38018

St. Petersburg, Florida                                                                                           Pinellas
           Baker                   888 Executive Center Drive West            St. Petersburg, Florida 33702
           Dade                    9620 Executive Center Drive                St. Petersburg, Florida 33702
           Duval                   9450 Koger Boulevard                       St. Petersburg, Florida 33702
           Franklin                701 94th Avenue North                      St. Petersburg, Florida 33702
           Gadsden                 9549 Koger Boulevard                       St. Petersburg, Florida 33702
           Gilchrist               801 94th Avenue North                      St. Petersburg, Florida 33702
           Glades                  877 Executive Center Drive West            St. Petersburg, Florida 33702
           Hendry                  9455 Koger Boulevard                       St. Petersburg, Florida 33702
           Koger                   9721 Executive Center Drive                St. Petersburg, Florida 33702
           Kogerama                9700 Koger Boulevard                       St. Petersburg, Florida 33702
           Lake                    9400 4th Street North                      St. Petersburg, Florida 33702
           Madison                 9600 Koger Boulevard                       St. Petersburg, Florida 33702
           Monroe                  9720 Executive Center Drive                St. Petersburg, Florida 33702
           Pinellas                9400 Koger Boulevard                       St. Petersburg, Florida 33702
           St. Lucie               9800 4th Street North                      St. Petersburg, Florida 33702

Tallahassee, Florida - Apalachee Office Park                                                                      Leon
           Ashley                  1321 Executive Center Drive                Tallahassee, Florida 32301
           Atkins                  1320 Executive Center Drive                Tallahassee, Florida 32301
           Berkeley                2590 Executive Center Circle East          Tallahassee, Florida 32301
           Clifton                 2661 Executive Center Circle West          Tallahassee, Florida 32301
           Douglas                 2540 Executive Center Circle West          Tallahassee, Florida 32301
           Ellis                   1311 Executive Center Drive                Tallahassee, Florida 32301
           Howard                  2571 Executive Center Circle East          Tallahassee, Florida 32301
           Kogerama                1300 Executive Center Drive                Tallahassee, Florida 32301
           Lafayette               2551 Executive Center Circle West          Tallahassee, Florida 32301
           Marathon                2574 Seagate Drive                         Tallahassee, Florida 32301
           Montgomery              2562 Executive Center Circle East          Tallahassee, Florida 32301
           Sutton                  2670 Executive Center Circle West          Tallahassee, Florida 32301
           Turner                  2586 Seagate Drive                         Tallahassee, Florida 32301
           Webster                 2671 Executive Center Circle West          Tallahassee, Florida 32301

Tallahassee Florida - Capital Circle                                                                              Leon
           Forrest                 2728 Centerview Drive                      Tallahassee, Florida 32301
           Hartman                 2012 Capital Circle                        Tallahassee, Florida 32301
           Knight                  2737 Centerview Drive                      Tallahassee, Florida 32301
           Rhyne                   2740 Centerview Drive                      Tallahassee, Florida 32301

Atlanta - Perimeter Park                                                                                          DeKalb
          Lincoln Parkway          1455 Lincoln Parkway                       Atlanta, Georgia 30346

Orlando - Lake Mary                                                                                               Seminole
            Primera I              610 Crescent Executive                     Orlando, Florida 32746
            Primera II             615 Crescent Executive                     Orlando, Florida 32746
--------------------------------------------------------------------------------------------------------------------------------



Pool B:
--------------------------------------------------------------------------------------------------------------------------------
Bay Meadows -
Jacksonville, Florida                                                                                             Duval
            Gunti                  8900 Freedom Commerce Pkwy.                Jacksonville, Florida 32207
            Osborn                 8900 Freedom Commerce Pkwy.                Jacksonville, Florida 32207
            Hamilton               8375 Dix Ellis Trail                       Jacksonville, Florida 32207
            Jackson                8381 Dix Ellis Trail                       Jacksonville, Florida 32207

Orlando Central, Florida                                                                                          Orange
           Amherst                 3203 Lawton Road                           Orlando, Florida 32803
           Bennington              3555 Maguire Boulevard                     Orlando, Florida 32803
           Bainbridge              3421 Lawton Road                           Orlando, Florida 32803
           Carr                    3113 Lawton Road                           Orlando, Florida 32803
           Chandler                3438 Lawton Road                           Orlando, Florida 32803
           Commodore               3444 McCrory Place                         Orlando, Florida 32803
           Enterprise              1001 Executive Center Drive                Orlando, Florida 32803
           Essex                   3101 Maguire Boulevard                     Orlando, Florida 32803
           Forrestal               930 Woodcock Road                          Orlando, Florida 32803
           Hollister               3535 Lawton Road                           Orlando, Florida 32803
           Independence            1010 Executive Center Drive                Orlando, Florida 32803
           Kogerama                999 Woodcock Road                          Orlando, Florida 32803
           Langley                 3751 Maguire Boulevard                     Orlando, Florida 32803
           Lexington               3319 Maguire Boulevard                     Orlando, Florida 32803
           Palmetto                1040 Woodcock Road                         Orlando, Florida 32803
           Porterfield             3191 Maguire Boulevard                     Orlando, Florida 32803
           Princeton               1060 Woodcock Road                         Orlando, Florida 32803
           Rockbridge              1000 Woodcock Road                         Orlando, Florida 32803
           Saratoga                3165 McCrory Place                         Orlando, Florida 32803
           St. Paul                1080 Woodcock Road                         Orlando, Florida 32803
           Tedder                  988 Woodcock Road                          Orlando, Florida 32803
           Yorktown                3657 Maguire Boulevard                     Orlando, Florida 32803

Atlanta - Gwinett Place                                                                                           Gwinnett
          Clarkson                 3550 Koger Boulevard                       Atlanta, Georgia 30096
          Duluth                   11501 Koger Boulevard                      Atlanta, Georgia 30096
          Gwinett                  3575 Koger Boulevard                       Atlanta, Georgia 30096

Jacksonville, Florida - JTB                                                                                       Duval
            Windsor-Landstar       13410 Sutton Park Drive                    Jacksonville, Florida 32256
            Carlton                5011 Gate Pkwy, Bld. 100                   Jacksonville, Florida 32256
            Collier                5011 Gate Pkwy, Bld.200                    Jacksonville, Florida 32256
            Deerwood Park          7596 Centurion Parkway                     Jacksonville, Florida 32256

Orlando University                                                                                                Orange
          Dover                    11301 Corporate Boulevard                  Orlando, Florida 32818

St. Petersburg, Florida                                                                                           Pinellas
           Pasco                   805 Executive Center Drive North           St. Petersburg, Florida 33702

Memphis, Tennessee                                                                                                Shelby
          Stuart                   51 Germantown Court                        Cordova, Tennessee 38018
--------------------------------------------------------------------------------------------------------------------------------




Pool C:
--------------------------------------------------------------------------------------------------------------------------------
Memphis, Tennessee                                                                                                Shelby
          Grove                    60 Germantown Court                        Cordova, Tennessee 38018
          Kimbrough                57 Germantown Court                        Cordova, Tennessee 38018

Tallahassee, Florida - Capital Circle                                                                             Leon
          Alexander                2020 Capital Circle                        Tallahassee, Florida 32301
--------------------------------------------------------------------------------------------------------------------------------


Pool D:
--------------------------------------------------------------------------------------------------------------------------------
Jacksonville, Florida - Baymeadows                                                                                Duval
            DeSoto                 8880 Freedom Crossing Trail                Jacksonville, Florida 32207
            Nassau                 8350 Dix Ellis Trail                       Jacksonville, Florida 32207

Orlando University                                                                                                Orange
          Cragg                    3452 Lake Lynda Drive                      Orlando, Florida 32817
          Glenridge                3505 Lake Lynda Drive                      Orlando, Florida 32817
          Laurel                   3504 Lake Lynda Drive                      Orlando, Florida 32817
          Rosemont                 11315 Corporate Blvd.                      Orlando, Florida 32817
--------------------------------------------------------------------------------------------------------------------------------